EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp., aggregator of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards)

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2006		2005		2004		2003		2002		2001
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	63,955		47,676		21,295		15,870		13,215		21,032
Aggregate Principal Balance	$18,369,757,779.61		$10,800,379,893.51		$4,679,748,725.38		$4,444,809,569.62		$2,876,598,305.59		$4,587,011,287.70
Approximate Weighted Average Mortgage Interest Rate	6.46%		6.20%		6.02%		5.79%		7.12%		7.98%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	4,310	10.43%	307	1.41%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	503	0.87%	17	0.11%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	223	0.33%	2	0.00%	82	0.47%	25	0.17%	0	0.00%	0	0.00%
4.001 - 5.000%	48	0.07%	144	0.32%	2,562	19.96%	1,577	12.17%	28	0.34%	0	0.00%
5.001 - 6.000%	1,748	2.53%	18,430	41.69%	6,173	33.58%	8,417	60.90%	886	10.52%	16	0.14%
6.001 - 7.000%	28,999	42.06%	22,272	48.76%	8,469	33.92%	3,990	21.68%	4,063	36.69%	1,323	9.04%
7.001 - 8.000%	23,781	36.45%	4,267	5.63%	2,436	7.80%	1,046	3.20%	6,256	40.53%	10,565	51.81%
8.001 - 9.000%	3,996	6.61%	1,931	1.81%	1,186	3.41%	788	1.81%	1,814	10.50%	6,981	29.89%
9.001% or Greater	347	0.65%	306	0.26%	387	0.87%	27	0.07%	168	1.42%	2,147	9.12%

Approximate Weighted Average Original Term (in months)	362.41		348.88		344.94		349.91		339.59		343.83
Approximate Weighted Average Remaining Term (in months)	360.92		344.79		335.3		346.3		337.86		345.63
Approximate Weighted Average Loan-To-Value Ratio	73.65%		71.33%		71.19%		73.55%		72.33%		74.73%
Approximate Weighted Average Credit Score (2)	711.44		719.53		716.26		712.34		717.47		712.92
Minimum Credit Score (2)	515		407		404		443		558		532
Maximum Credit Score (2)	840		890		823		819		830		830

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	40,862	64.26%	31,775	65.97%	14,486	68.81%	10,565	67.17%	8,644	67.15%	14,427	71.60%
Duplex	3,218	4.97%	2,785	5.76%	1,050	4.71%	528	2.75%	605	3.93%	896	3.16%
Triplex	885	1.60%	661	1.60%	296	1.40%	194	0.97%	454	2.92%	766	2.90%
Fourplex	854	1.54%	686	1.55%	381	1.75%	202	0.96%	541	3.42%	743	2.89%
Townhouse	337	0.50%	237	0.39%	243	0.74%	22	0.10%	12	0.09%	3	0.02%
Low Rise Condominium - 1-3 Stories	5,810	7.43%	3,730	6.62%	1,462	6.04%	1,349	6.98%	824	4.79%	1,469	5.26%
Planned Unit Development	11,292	18.55%	7,129	16.84%	3,200	15.88%	2,842	20.33%	1,973	16.85%	2,594	13.70%
Housing Cooperative	109	0.11%	234	0.32%	113	0.39%	91	0.26%	118	0.59%	53	0.12%
Other	588	1.04%	439	0.95%	64	0.28%	77	0.48%	44	0.28%	81	0.35%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	27,574	39.30%	21,773	43.32%	9,678	43.38%	6,444	41.41%	5,918	40.92%	11,610	51.32%
Rate/Term Refinance	9,928	16.67%	7,411	14.86%	4,636	23.14%	4,478	28.47%	3,649	30.74%	4,048	21.58%
Cash Out Refinance	26,453	44.03%	18,487	41.81%	6,967	33.46%	4,948	30.12%	3,648	28.34%	5,374	27.10%
Other	0	0.00%	5	0.02%	14	0.02%	0	0.00%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	260	0.22%	190	0.23%	136	0.37%	36	0.11%	41	0.26%	57	0.17%
Alaska	39	0.05%	27	0.05%	7	0.03%	6	0.02%	1	0.01%	0	0.00%
Arizona	3,781	5.08%	2,826	5.20%	1,161	4.48%	605	3.00%	269	1.81%	394	1.67%
Arkansas	240	0.17%	303	0.34%	29	0.07%	10	0.06%	39	0.15%	29	0.09%
California	18,968	42.50%	11,109	34.39%	5,089	35.08%	7,056	55.88%	3,637	37.48%	7,415	45.93%
Colorado	1,689	2.16%	1,694	3.26%	854	4.10%	677	3.70%	401	3.16%	670	3.19%
Connecticut	614	0.87%	475	1.00%	214	1.30%	127	0.96%	174	1.40%	283	1.32%
Delaware	116	0.14%	94	0.16%	24	0.09%	9	0.04%	10	0.06%	25	0.09%
District Of Columbia	109	0.21%	82	0.19%	37	0.24%	38	0.28%	31	0.29%	57	0.38%
Florida	6,908	9.22%	3,795	6.79%	1,556	5.66%	814	3.61%	853	4.71%	971	3.01%
Georgia	1,370	1.45%	993	1.53%	663	2.15%	399	2.16%	400	2.45%	417	1.76%
Hawaii	462	1.13%	320	1.05%	96	0.58%	25	0.13%	88	0.74%	184	0.86%
Idaho	384	0.39%	286	0.41%	146	0.35%	102	0.35%	78	0.38%	163	0.50%
Illinois	2,541	3.20%	1,940	3.61%	638	2.99%	303	1.64%	292	2.36%	439	2.28%
Indiana	371	0.25%	435	0.46%	114	0.33%	39	0.13%	89	0.50%	151	0.41%
Iowa	134	0.09%	164	0.17%	35	0.11%	10	0.03%	23	0.08%	47	0.14%
Kansas	290	0.23%	447	0.57%	72	0.25%	27	0.09%	113	0.45%	103	0.31%
Kentucky	204	0.15%	242	0.28%	67	0.17%	15	0.05%	55	0.25%	73	0.20%
Louisiana	232	0.18%	203	0.27%	87	0.28%	28	0.10%	157	0.74%	172	0.53%
Maine	187	0.20%	117	0.18%	55	0.19%	23	0.10%	62	0.36%	136	0.41%
Maryland	1,547	2.48%	927	2.09%	358	1.69%	285	1.59%	263	2.21%	438	2.09%
Massachusetts	1,148	1.85%	869	2.12%	540	3.31%	235	1.47%	461	4.10%	764	3.98%
Michigan	1,523	1.39%	1,175	1.67%	220	0.82%	220	0.85%	322	1.72%	450	1.51%
Minnesota	789	0.91%	708	1.27%	364	1.54%	80	0.41%	194	1.30%	219	1.04%
Mississippi	80	0.06%	10	0.01%	4	0.01%	6	0.02%	38	0.18%	18	0.05%
Missouri	974	0.76%	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%	210	0.62%
Montana	118	0.14%	232	0.44%	56	0.16%	43	0.13%	45	0.26%	57	0.30%
Nebraska	124	0.09%	192	0.22%	26	0.07%	10	0.04%	11	0.05%	17	0.05%
Nevada	1,614	2.46%	831	1.84%	1,107	4.93%	211	0.99%	288	1.72%	451	1.75%
New Hampshire	303	0.39%	313	0.62%	135	0.56%	41	0.22%	104	0.63%	138	0.46%
New Jersey	1,883	3.16%	1,256	2.98%	471	2.52%	318	2.03%	374	2.98%	609	3.00%
New Mexico	415	0.41%	431	0.64%	195	0.65%	58	0.24%	99	0.55%	182	0.62%
New York	2,374	4.55%	2,461	6.74%	822	5.56%	776	4.70%	687	6.31%	589	3.10%
North Carolina	997	0.96%	783	1.10%	354	1.31%	334	1.58%	202	1.33%	212	0.96%
North Dakota	23	0.02%	46	0.04%	8	0.02%	1	0.00%	6	0.02%	7	0.01%
Ohio	891	0.64%	977	1.19%	263	0.73%	127	0.40%	381	1.56%	569	1.43%
Oklahoma	230	0.16%	213	0.21%	101	0.27%	37	0.11%	48	0.21%	52	0.15%
Oregon	1,164	1.48%	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%	394	1.60%
Pennsylvania	778	0.72%	892	1.21%	301	1.06%	195	0.80%	482	2.28%	679	1.77%
Rhode Island	268	0.36%	175	0.32%	66	0.30%	27	0.14%	133	0.71%	184	0.49%
South Carolina	441	0.43%	288	0.46%	182	0.74%	105	0.55%	84	0.57%	73	0.25%
South Dakota	92	0.07%	209	0.24%	5	0.01%	5	0.01%	10	0.04%	18	0.05%
Tennessee	451	0.39%	461	0.54%	128	0.38%	101	0.38%	155	0.74%	182	0.58%
Texas	2,499	2.03%	2,447	3.11%	1,370	3.54%	394	1.62%	623	3.28%	992	3.34%
Utah	597	0.68%	530	0.81%	273	0.92%	213	0.99%	172	0.99%	327	1.29%
Virginia	1,495	2.63%	877	2.27%	346	1.83%	255	1.62%	310	2.63%	584	2.82%
Vermont	64	0.07%	63	0.11%	54	0.20%	5	0.01%	15	0.08%	20	0.08%
Washington	1,707	2.43%	1,670	3.29%	1,271	4.25%	800	4.17%	430	3.18%	642	2.87%
Wisconsin	353	0.32%	423	0.61%	148	0.45%	57	0.19%	59	0.30%	119	0.37%
West Virginia	69	0.07%	46	0.07%	13	0.03%	8	0.01%	20	0.06%	32	0.08%
Wyoming	45	0.04%	57	0.08%	7	0.03%	7	0.02%	12	0.06%	17	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%	1	0.00%

 Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.